EXECUTION COPY


==============================================================================




                             STOCKHOLDER AGREEMENT


                                      By


                           NATIONAL AMUSEMENTS, INC.
                                 (Stockholder)

                                      and

                                CBS CORPORATION


                         Dated as of September 6, 1999


==============================================================================

                             STOCKHOLDER AGREEMENT


               STOCKHOLDER AGREEMENT, dated as of September 6, 1999 (this "Agreement"), by NATIONAL AMUSEMENTS, INC., a Maryland corporation (the "Stockholder"), to and for the benefit of CBS CORPORATION, a Pennsylvania corporation ("CBS"), and its assigns by operation of law.

               WHEREAS, as of the date hereof, the Stockholder owns of record and beneficially 93,658,988 shares of Class A Common Stock (the "Viacom Class A Common Stock"; such shares, together with any shares of Viacom Class A Common Stock and any other shares of voting stock of Viacom (together with the Viacom Class A Common Stock, the "Voting Stock") acquired by the Stockholder during the Specified Period (as defined in Section 1 of this Agreement) being collectively referred to herein as the "Stockholder's Shares"), par value $.01 per share, of VIACOM INC., a Delaware corporation ("Viacom");

               WHEREAS, concurrently with the execution of this Agreement, CBS and Viacom are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement), pursuant to which, upon the terms and subject to the conditions thereof, CBS will be merged with and into Viacom (the "Merger"); and

               WHEREAS, as a condition to the willingness of Viacom and CBS to enter into the Merger Agreement, CBS has requested the Stockholder to enter into this Agreement.

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

               Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

               (a) "CBS Directors" shall mean (i) eight (8) of those directors serving as members of the Board of Directors of CBS on the date of this Agreement (or any Independent Directors elected or appointed prior to the Effective Time to serve as a CBS Director) who are designated as such by the Board of Directors of CBS prior to the Effective Time and (ii) any Replacement CBS Director.

               (b) "Independent Director" shall mean a disinterested, independent person (determined in accordance with customary standards for independent directors applicable to U.S. public companies).

               (c) "Replacement CBS Director" shall mean a person qualifying as an Independent Director and designated by a majority of the CBS Directors remaining on the Board of Directors of Viacom to fill a seat on the Board of Directors of Viacom vacated by a CBS Director or such a seat with respect to which a CBS Director does not seek reelection.

               (d) "Specified Independent Directors" shall mean the directors of Viacom first elected after 1993 and who are not management of Viacom or the Stockholder (together with any replacements of such persons).

               (e) "Specified Period" shall mean the period of three years commencing at the Effective Time.

               Section 2. Covenants of the Stockholder.

               (a) The Stockholder shall cause to be nominated and elected each CBS Director, including any Replacement CBS Director, so that there are eight CBS Directors on the Board of Directors of Viacom at all times;

               (b) the Stockholder shall take all action necessary to ensure that any seat on the Board of Directors of Viacom vacated by a CBS Director or such a seat with respect to which a CBS Director elects not to seek reelection is filled by a Replacement CBS Director immediately following the designation of such person as such and notice thereof to the Stockholder;

               (c) the Stockholder shall take all action necessary to ensure that no CBS Director is removed as a director of Viacom unless such removal is for cause and is approved by at least 14 members of the Board of Directors of Viacom;

               (d) in the event that any Specified Independent Director shall resign, vacate his directorship, fail to stand as a director, fail to be elected as a director, or otherwise be removed as or for any reason cease to be a director of Viacom, the Stockholder shall take all necessary action to cause such Specified Independent Director to be replaced by an Independent Director; provided that any such replacement Specified Independent Director shall be the chief executive officer, chief operating officer or chief financial officer or former chief executive officer of a Fortune 500 company or a non-U.S. public company of comparable size;

               (e) unless approved by a vote of at least 14 members of the Board of Directors of Viacom, the Stockholder shall not take any action to amend, modify or repeal Article XIII of the Restated Certificate of Incorporation of Viacom (in the form attached as Exhibit A-1 of the Merger Agreement) or Article VIII of the By-laws of Viacom (in the form attached as Exhibit A-2 of the Merger Agreement), or otherwise vote in favor of or take any action or fail to take any action which would have the effect of eliminating, limiting, restricting, avoiding or otherwise modifying the effect of any provision contained therein (e.g., by creating a holding company structure if the certificate of incorporation or similar document of such holding company does not contain equivalent provisions). Without limiting the generality of the foregoing, the Stockholder further agrees to take all necessary action to ensure that such provisions shall be applicable to (i) any successor to Viacom as the result of a merger, consolidation or other business combination, whether or not Viacom is the surviving corporation in such transaction, or otherwise and (ii) any corporation or other entity with respect to which Viacom or its successor is or becomes a direct or indirect subsidiary, and the Stockholder shall take all necessary action to ensure that Viacom shall not be a party to any transaction which would not comply with the provisions of this paragraph (e) unless such transaction is approved by a vote of at least 14 members of the Board of Directors of Viacom;

               (f) the Stockholder shall take all necessary action, including without limitation by voting and/or holding the Stockholder's Shares, to ensure that the Stockholder or transferees thereof (in accordance with Section 4 of this Agreement) owns, beneficially and of record, on an outstanding and fully diluted basis, a majority of the shares of Voting Stock, at all times (and refrain from taking any action that would have the opposite result); and

               (g) each of the CBS Directors are intended third-party beneficiaries of this Agreement and shall have the right to enforce the provisions of this Agreement.

               Section 3. No Inconsistent Agreements. The Stockholder hereby covenants and agrees that the Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Stockholder's Shares which is inconsistent with this Agreement.

               Section 4. Transfer of Stockholder's Shares. The Stockholder hereby covenants and agrees that the Stockholder shall not transfer record or beneficial ownership of any of the Stockholder's Shares unless the transferee unconditionally agrees in writing to be bound by the terms and conditions of this Agreement.

               Section 5. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to CBS as follows:

               (a) Authority Relative to This Agreement. The Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Stockholder, and no other corporate proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by CBS, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

               (b) No Conflict. (i) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder shall not, (A) conflict with or violate the Certificate of Incorporation or By-laws or equivalent organizational documents of the Stockholder, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Stockholder's Shares are bound or affected or (C) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancelation of or result in the creation of a lien or encumbrance on any of the Stockholder's Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Stockholder's Shares are bound or affected, except, in the case of clauses (B) and (C), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental

          Entity except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

               (c) Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of 93,658,988 shares of Viacom Class A Common Stock. The Stockholder's Shares are all the voting securities of Viacom owned, either of record or beneficially, by the Stockholder. The Stockholder's Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Stockholders voting rights, charges and other encumbrances of any nature whatsoever. The Stockholder has the sole right to vote and transfer the Stockholder's Shares, and the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Stockholder's Shares.

               Section 6. Effectiveness; Termination. This Agreement shall become effective as of the date of this Agreement, provided that the Stockholder shall have no obligation under Section 2(a), (b), (c) and (e) until the commencement of the Specified Period. This Agreement shall terminate at the close of business on the final day of the Specified Period.

               Section 7. Notices. All notices, requests, claims, demand and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in Person, by facsimile, by courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 7):

                  if to Stockholder

                  National Amusements, Inc.
                  200 Elm Street
                  Dedham, MA 02026
                  Telecopier No.:  (781) 461-1412
                  Attention:  General Counsel

                  with copies to:

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, Now York 10022
                  Telecopier No.: (212) 848-7179
                  Attention: Creighton O'M. Condon, Esq. and
                             Stephen R. Volk, Esq.

                  if to CBS:

                  CBS Corporation
                  51 West 52nd Street
                  35th Floor
                  New York, New York 10019
                  Telecopier No.: (212) 597-4031
                  Attention: Louis J. Briskman, Esq.
                             Executive Vice President


                  with copies to:

                  Cravath, Swaine & Moore
                  825 Eighth Avenue
                  New York, New York 10019
                  Telecopier No.: (212) 474-3700
                  Attention: Allen Finkelson, Esq. and
                             Scott A. Barshay, Esq.

               Section 8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

               Section 9. Entire Agreement; Assignment. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by either of the parties hereto without the prior written consent of the other party hereto, except that CBS may assign, its rights, interests and obligations under this Agreement to Viacom by operation of law. Any purported assignment in violation of this Section 9 shall be void.

               Section 10. Parties in Interest; Certain Events. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement except as set forth in Section 2(g). The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Stockholder's Shares shall pass, whether by operation of law or otherwise, including the Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Viacom affecting the capital stock of Viacom, or the acquisition of additional shares of Viacom Class A Common Stock or other voting securities of Viacom by the Stockholder, the number of Stockholder's Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Viacom Class A Common Stock or other voting securities of Viacom issued to or acquired by the Stockholder.

               Section 11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

               Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of laws of such State.

               Section 13. Consent to Jurisdiction. (a) Each of the Stockholder and CBS hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of CBS and the Stockholder hereby irrevocably agrees that all claims in respect to such action or proceeding shall be heard and determined exclusively in any Delaware state or federal court. Each of CBS and the Stockholder agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (b) Each of CBS and the Stockholder irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 13 shall affect the right of any party to serve legal process in any other manner permitted by law.

               Section 14. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               Section 15. Amendments. This Agreement may be amended or modified, and the terms and conditions hereof may be waived, only (i) by a written instrument signed by the parties hereto or, in the case of a waiver, by each party waiving compliance and (ii) after the Effective Time if any such amendment or waiver is concurred in by at least 14 members of the Board of Directors of Viacom.

               Section 16. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

               Section 17. WAIVER OF JURY TRIAL. EACH OF CBS AND THE STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF CBS AND THE STOCKHOLDER IN THE

NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                   NATIONAL AMUSEMENTS, INC.


                                   By   /s/ Sumner M. Redstone
                                        ------------------------------
                                        Name:  Sumner M. Redstone
                                        Title: Chairman, President &
                                               Chief Executive Officer


                                   CBS CORPORATION


                                   By   /s/ Fredric G. Reynolds
                                        ------------------------------
                                        Name:  Fredric G. Reynolds
                                        Title: Executive Vice President,
                                               Chief Financial Officer